EXHIBIT 10.10

                              Security Agreement

For Business Loans other than Inventory Loans in all States (except Texas) by The CIT Group/Equipment Financing, Inc. or Dealer. In Louisiana, form 5-SA-2305 must accompany this Agreement.

1. GRANT OF SECURITY INTEREST; Description of Collateral.

Debtor grants to Secured Party a security interest in the property described below. along with all present and future attachments and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy, all hereinafter referred to collectively as "Collateral": (Describe Collateral fully including make, kind of unit, model and serial numbers and any other pertinent information.)

One (1) Trumpf TC 200 CNC Punching Machine, S/N 070080 with Tooling Package including all substitutions, additions, attachments, replacements, accessions, and the proceeds of all of the foregoing.




2. What Obligations the Collateral Secures.

Each item of the Collateral shall secure not only the specific amount which Debtor promises to pay in Paragraph 3 below, but also all other present and future Indebtedness or obligations of Debtor to Secured Party of every kind and nature whatsoever.

3. Promise to Pay; Terms and Place of Payment.

Debtor promises to pay Secured Party the total sum of $341,397.00 which represents principal and interest precomputed over the term hereof, payable in 60 (total number) combined principal and interest payments as follows:
     EqualSuccessive Monthly Payments $ 5,689.95 beginning on ________,l9___, and the same amount on the same date of each month thereafter until fully paid, provided, however, that the final payment shall be in the amount of the then unpaid balance of principal and interest.

Other Than Equal Successive Monthly Payments





Payment shall be made at the address of Secured Party shown herein or such other place as Secured Party may designate from time to time.

4. Use and Location of Collateral.

Debtor warrants and agrees that the Collateral is to be used primarily for:

[ ] business or commercial purposes (other than agricultural),
[ ] agricultural purposes (see definition on the final page), or
[ ] both agricultural and business or commercial purposes.

Location: 8125 SW 129th Terrace     Miami         Dade                     FL
                                    City          County                 State

Debtor and Secured Party agree that regardless of the manner of affixation, the Collateral shall remain personal property and not become part of the real estate. Debtor agrees to keep the Collateral at the location set forth above and will notify Secured Party promptly in writing of any change in the location of the Collateral within such State, but will not remove the Collateral from such State without the prior written consent of Secured Party (except that in the State of Pennsylvania, the Collateral will not be moved from the above location without such prior written consent).

5. Late Charges.

Any payment not made when due shall, at the option of Secured Party, bear late charges thereon calculated at the rate of 1 1/2% per month, but in no event greater than the highest rate permitted by relevant law.

6. Debtor's Warranties and Representations.

Debtor warrants and represents:
(a) that Debtor is justly indebted to Secured Party for the full amount of the indebtedness described in Paragraph 3;
(b) that, except for the security interest granted hereby, the Collateral is free from and will be kept free from all liens, claims, security interests and encumbrances;


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6. Debtor's Warranties and Representations (Continued)

(c) that no financing statement covering the Collateral or any proceeds thereof is on file in favor of anyone other than Secured Party, but if such other financing statement is on file, it will be terminated or subordinated;

(d) that all information supplied and statements made by Debtor in an financial, credit or accounting statement or application for credit prior to, contemporaneously with or subsequent to the execution of this Security Agreement with respect to this transaction are and shall be true, correct, valid and genuine; and

(e) that Debtor has full authority to enter into this Security Agreement and in so doing it is not violating its charter or by-laws, any law or regulation or agreement with third parties, and it has taken all such action as may be necessary or appropriate to make this Security Agreement binding upon it.

7.  Debtor's Agreements.

    Debtor agrees:

(a) to defend at Debtor's own cost any action, proceeding, or claim affecting the Collateral;

(b) to pay reasonable attorneys' fees (at least 15% of the unpaid balance if not not prohibited by law) and other expenses incurred by Secured Party in enforcing its rights against Debtor under this Security Agreement;

(c) to pay promptly all taxes, assessments, license fees and other public or private charges when levied or assessed against the Collateral or this Security Agreement; and this obligation shall survive the termination of this Security Agreement;

(d) that, if a certificate of title is required or permitted by law, Debtor shall obtain such certificate with respect to the Collateral, showing the security interest of Secured Party thereon and in any event do everything necessary or expedient to preserve or perfect the security interest of Secured Party;

(e) that Debtor will not misuse, fail to keep in good repair, secrete, or without the prior written consent of Secured Party, sell, rent, lend, encumber or transfer any of the Collateral notwithstanding Secured Party's right to proceeds;

(f) that Secured Party may enter upon Debtor's premises or wherever the Collateral may be located at any reasonable time to inspect the Collateral and Debtor's books and records pertaining to the Collateral, and Debtor shall assist Secured Party in making such inspection; and

(g) that the security interest granted by Debtor to Secured Party shall continue effective irrespective of the payment of the amount in Paragraph 3, or in any promissory note executed in connection herewith, so long as there are any obligations of any kind, including obligations under guaranties or assignments, owed by Debtor to Secured Party, provided, however, upon any assignment of this Security Agreement the Assignee shall thereafter be deemed for the purpose of this Paragraph the Secured Party under this Security Agreement.

8.  Insurance and Risk of Loss.

All risk of loss, damage to or destruction of the Collateral shall at all times be on Debtor. Debtor will procure forthwith and maintain at Debtor's expense insurance against all risks of loss or physical damage to the Collateral for the full insurable value thereof for the life of this Security Agreement plus breach of warranty insurance and such other insurance thereon in amounts and against such risks as Secured Party may specify, and shall promptly deliver each policy to Secured Party with a standard long-form mortgagee endorsement attached thereto showing loss payable to Secured Party; and providing Secured Party with not less than 30 days written notice of cancellation; each such policy shall be in form, terms and amount and with Insurance carriers satisfactory to Secured Party; Secured Party's acceptance of policies in lesser amounts or risks shall not be a waiver of Debtor's foregoing obligations. As to Secured Party's interest in such policy, no act or omission of Debtor or any of its officers, agents, employees or representatives shall affect the obligations of the insurer to pay the full amount of any loss.

Debtor hereby assigns to Secured Party any moneys which may become payable under any such policy of insurance and irrevocably constitutes and appoints Secured Party as Debtors attorney in fact (a) to hold each original insurance policy,
(b) to make, settle and adjust claims under each policy of insurance, (c) to make claims for any moneys which may become payable under such and other insurance on the Collateral including returned or unearned premiums and (d) to endorse Debtor's name an any check, draft or other instruments received in payment of claims or returned or unearned premiums under each policy and to apply the funds to the payment of the indebtedness owing to Secured Party; provided, however, Secured Party is under no obligation to do any of the foregoing.

Should Debtor fail to furnish such insurance policy to Secured Party, or to maintain such policy in full force, or to pay any premium in whole or in part relating thereto, then Secured Party, without waiving or releasing any default or obligation by Debtor, way (but shall be under no obligation to) obtain and maintain insurance and pay the premium therefor on behalf of Debtor and charge the premium to Debtor's indebtedness under this Security Agreement. The full amount of any such premium paid by Secured Party shall be payable by Debtor upon demand, and failure to pay same shall constitute an event of default under this Security Agreement.

9. Events of Default; Acceleration.

A very important element of this Security Agreement is that Debtor make all its payments promptly as agreed and that the Collateral continue to be in good condition and adequate security for the indebtedness. The following are events of default under this Security Agreement which will allow Secured Party to take such action under this Paragraph and under Paragraph 10 as it deems necessary:

(a) any of Debtor's obligations to Secured Party under any agreement with Secured Party is not paid promptly when due;

(b) Debtor breaches any warranty or provision hereof, or of any note or of any other instrument or agreement delivered by Debtor to Secured Party in connection with this or any other transaction;

(c) Debtor dies, becomes insolvent or ceases to do business as a going concern;
(d) it is determined that Debtor has given Secured Party materially misleading information regarding its financial condition;
(e) any of the Collateral is lost or destroyed;
(f) a petition or complaint in bankruptcy or for arrangement or reorganization or for relief under any insolvency law is filed by or against Debtor or Debtor admits its inability to pay its debts as they mature;
(g) property of Debtor is attached or a receiver is appointed for Debtor,
(h) whenever Secured Party in good faith believes the prospect of payment or performance is impaired or in good faith believes the Collateral is insecure;
(i) any guarantor, surety or endorser for Debtor dies or defaults in any obligation or liability to Secured Party or any guaranty obtained in connection with this transaction is terminated or breached.

If Debtor shall be in default hereunder, the indebtedness herein described and all other indebtedness then owing by Debtor to Secured Party under this or any other present or future agreement (collectively, the "Indebtedness") shall, if Secured Party shall so elect, become immediately due and payable and the unpaid principal balance of the indebtedness described in Paragraph 3, or in any promissory note executed in connection herewith, shall bear interest at the rate of 18% per annum (but in no event greater than the highest rate permitted by relevant law) until paid in full. In no event shall the Debtor, upon demand by Secured Party for payment of the Indebtedness, by acceleration of the maturity thereof or otherwise, be obligated to pay any interest in excess of the amount permitted by law. Any acceleration of Indebtedness, is elected by Secured Party, shall be subject to all applicable laws, including laws relating to rebates and refunds of unearned charges.

10. Secured Party's Remedies After Default; Consent to Enter Premises.

Upon Debtor's default and at any time thereafter, Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code and any other applicable laws, including the right to any deficiency remaining after disposition of the Collateral for which Debtor hereby agrees to remain fully liable. Debtor agrees that Secured Party, by itself or its agent, may without notice to any person and without judicial process of any kind, enter into any premises or upon any land owned, leased or otherwise under the real or apparent control of Debtor or any agent of Debtor where the Collateral may be or where Secured Party believes the Collateral may be, and disassemble, render unusable and for repossess all or any item of the Collateral, disconnecting and separating all Collateral from any other property. Debtor expressly waives all further rights to possession of the Collateral after default and all claim for injuries suffered through or loss caused by such entering and/or repossession. Secured Party may require Debtor to assemble the Collateral and return it to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties.

Secured Party may sell or lease the Collateral at a time and location of its choosing provided that the Secured Party acts in good faith and in a commercially reasonable manner. Secured Party will give Debtor reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition of the Collateral is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is mailed, postage prepaid. to the address of Debtor shown herein at least ten days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling and the like shall include reasonable attorneys' fees and other legal expenses. Debtor understands that Secured Party's rights are cumulative and not alternative.

11. Waiver of Defaults; Agreement Inclusive.

Secured Party may in its sole discretion waive a default, or cure, at Debtor's expense, a default. Any such waiver in a particular instance or of a particular default shall not be a waiver of other defaults or the same kind of default at another time. No modification or change in the Security Agreement or any related note, instrument or agreement shall bind Secured Party unless in writing signed by Secured Party. No oral agreement shall be binding.

12. Financing Statements; Certain Expenses.

If permitted by law, Debtor authorizes Secured Party to file a financing statement with respect to the Collateral signed only by Secured Party, and to file a carbon, photograph or other reproduction of this Security Agreement or of a financing statement. At the request of Secured Party, Debtor will execute any financing statements, agreements or documents, in form satisfactory to Secured Party which Secured Party may deem necessary or advisable to establish and maintain a perfected security interest in the Collateral, and will pay the cost of filing or recording the same in all public offices deemed necessary or advisable by Secured Party. Debtor also agrees to pay all costs and expenses incurred by Secured Party in conducting UCC, tax or other other searches against the Debtor or the Collateral and such other fees as may be agreed.

13. Waiver of Defenses Acknowledgment.

If Secured Party assigns this Security Agreement to a third party ("Assignee"), then after such assignment:

(a) Debtor will make all payments directly to such Assignee at such place as Assignee may from time to time designate in writing;

(b) Debtor agrees that it will settle all claims, defenses, setoffs and counterclaims it may have against Secured Party directly with Secured Party and will not set up any such claim, defense, setoff or counterclaim against Assignee, Secured Party hereby agreeing to remain responsible therefor;

(c) Secured Party shall not be Assignee's agent for any purpose and shall have no authority to change or modify this Security Agreement or any related document or instrument; and

(d) Assignee shall have all of the rights and remedies of Secured Party hereunder but none of Secured Party's obligations.

14. Miscellaneous.

Debtor waives all exemptions. Secured Party may correct patent errors herein and fill in such blanks as serial numbers, date of first payment and the like. Any provisions hereof contrary to, prohibited by or invalid under applicable laws or regulations to be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provision's hereof.

Except as otherwise provided herein or by applicable law, the Debtor shall have no right to prepay the indebtedness described in Paragraph 3, or in any promissory note executed in connection with this Security Agreement. Debtor and Secured Party each hereby waive any right to a trial by jury in any action or proceeding with respect to, in connection with, or arising out of this Security Agreement, or any note or document delivered pursuant to this Security Agreement. Debtor acknowledges receipt of a true copy and waives acceptance hereof. If Debtor is a corporation, this Security Agreement is executed pursuant to authority of its Board of Directors. Except where the context otherwise requires, "Debtor" and "Secured Party" include the heirs, executors or administrators, successors or assigns of those parties but nothing herein shall authorize Debtor to assign Security Agreement or its rights in and to the Collateral. If more than one Debtor executes this Security Agreement their obligations under this Security Agreement shall be joint and several.

If at any time this transaction would be usurious under applicable law, then regardless of any provision contained in this Security Agreement or in any other agreement made in connection with this transaction, it is agreed that:

(a) the total of all consideration which constitutes interest under applicable law that is contracted for, charged or received upon this Security Agreement or any such other agreement shall under no circumstances exceed the maximum rate of interest authorized by applicable law and any excess shall be credited to the Debtor; and

(b) if Secured Party elects to accelerate the maturity of, or if Secured Party permits Debtor to prepay the Indebtedness, any amounts which because of such action would constitute interest may never include more than the maximum rate of interest authorized by applicable law, and any excess interest, if any, provided for in this Security Agreement or otherwise, shall be credited to Debtor automatically as of the date of acceleration or prepayment.

15. Special Provisions.

See Special Provisions Instructions below.

The debtor shall have the right to pre-pay the contract for the amount then owing under the following schedule: during the first twelve (12) month period on a true actuarial basis plus 2%; during the remainder of the contract for the amount then owing on a true actuarial basis. No unearned income shall apply and the Rule of 78(or any form thereof) shall not apply. This special provision clause shall supersede any other provision contained in this contract to the contrary.
Dated:_____________,19_____            Debtor:

Secured Party:

The CIT Group/Equipment Financing, Inc.     Mansur Industries Inc.
______________________________________      __________________________________
Name of individual, corporation             Name of individual, corporation
or partnership                              or partnership

By____________________                      By/s/ PIERRE MANSUR
Title___________                            Title: President

1180 West Swedesford Road                   8425 SW 129th Terrace
_________________________                   ___________________________
Address                                     Address

Berwyn    PA     19312                      Miami      FL      33156
_________________________                   ___________________________
City      State  Zip Code                   City       State   Zip Code

_______________________________________________________________________________
If Debtor is partnership, enter:
Partners' names                             Home addresses




_______________________________________________________________________________
SPECIAL PROVISIONS INSTRUCTIONS - The notations to be entered in the Special Provisions section o document for use in ALABAMA, FLORIDA, GEORGIA, IDAHO, NEVADA, NEW HAMPSHIRE and OREGON are shown In the applicable State pages of the Loans and Motor Vehicles Manual.

_______________________________________________________________________________
NOTICE: Do not use this form for transactions for personal, family or household purposes. For agricultural and other transactions subject to Federal or State regulations, consult legal counsel to determine documentation requirements.

Agricultural purposes generally means farming, including dairy farming, but it also includes the transportation, harvesting, and processing of farm, dairy, or forest products if what is transported, harvested, or processed is farm, dairy, or forest products grown or bred by the user of the equipment Itself. It does not apply, for instance, to a logger who harvests someone else's forest, or a contractor who prepares land or harvests products on someone else's farm.

_______________________________________________________________________________
IN LOUISIANA, form 5-SA-2305 (Addendum to Security Agreements 5-SA-1700, 5-SA-1702 and 5-SA-1703) must accompany this Agreement.

                              STATE OF FLORIDA
UNIFORM COMMERCIAL CODE      FINANCING STATEMENT       FORM UCC-1 (REV.1993)
This Financing Statement is presented to a filing officer for filing pursuant to the Uniform Commercial Code:

1. Debtor (Last Name First if an Individual) 1a. Date of Birth or FEI# Mansur Industries, Inc.

1b. Mailing Address          1c. City, State     1d. Zip Code
    8425 SW 129th Terrace        Miami, FL           33156

2.  Additional Debtor or Trade Name (Last Name First if an Individual

2a. Date of Birth or FEI#

2b. Mailing Address          2c. City, State     2d. Zip Code

3.  Secured Party (Last Name First if an Individual)
    The CIT Group/Equipment Financing, Inc.

3a. Mailing Address          3b. City, State     3c. Zip Code
    1180 W. Swedesford Road      Berwyn, PA          19312

4.  Additional Secured Party (Last Name First if an Individual)

4a. Mailing Address          4b. City, State     4c. Zip Code

5. This Financing Statement covers the following types or Items or property, [include description of real property on which located and owner or record when required. If more space is required, attach additional sheet(s)]
    One (1) Trumpf TC 200 CNC Punching Machine, S/N 070080 with Tooling Package including all substitutions, additions, attachments, replacements, accessions, and the proceeds of all of the foregoing.

6.  Check only if Applicable:
    ___Products of collateral are also covered.
    ___Proceeds of collateral are also covered.
    ___Debtor is transmitting utility.

7.  Check appropriate box: (One box must be marked)
    ___All documentary stamp taxes due and payable or to become due and payable pursuant to s.201.22F.S., have been paid.
    ___Florida Doocumentary Stamp Tax is not required.

8. In accordance with s.679.402(2), F.S., this statement is filed without the Debtor's signature to perfect a security interest in collateral:
    ___already subject to a security interest in another jurisdiction when it was brought into this state or debtor's location changed to this state. ___which is proceeds of the original collateral described above in which a security interest was pefected.
    ___as to which the filing has lapsed, Date filed__________________ and previous UCC-1 file number_________________________________.
    ___acquired after a change of name, identity, or corporate structure of the debtor.

9.  Number of additional sheets presented: ____________________

10. Signature(s) of Debtor(s)
    Mansure Industries, Inc.

    /s/  PIERRE MANSUR, President

11. Signature(s) of Secured Party or if Assigned, by Assignee(s)
    The CIT Group/Equipment Financing, Inc.

12. Return Copy to:

     Address

     Address

     City, State, Zip

This Space for Use of Filing Officer

                                                   ____________________, 19____

THE CIT GROUP/EQUIPMENT FINANCING, INC.

1180 West Swedesford Road
_________________________
Address

Berwyn, PA    19312
_________________________
City & State



Gentlemen:

You are irrevocably instructed to disburse the proceeds of your loan to us, evidenced by our Security Agreement of even date, as follows:


          Payee Names and Addresses                       Amount
_____________________________________________        _________________
Trumpf, Inc.

The CIT Group/Equipment Financing, Inc.             $251,910.00
(Non-Refundable Processing Fee)
                                                    $1,000.00

                                                    $

                                                    $

                                                    $

                                                    $

                                                    $

                          Total Proceeds            $252,910.00



                          Very truly yours,


                          Mansur Industries, Inc.
                          _______________________________________________


                          By: /s/PIERRE MANSUR   Title: PRESIDENT



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